UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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INTEGRITY CAPITAL INCOME FUND, INC.
(Name of Registrant as Specified In Its Charter)
________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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INTEGRITY CAPITAL INCOME FUND, INC.
13540 Meadowgrass Drive, Suite 100
Colorado Springs, CO 80921
 (719) 955-4801

April 12, 2017
To our Shareholders:
You are cordially invited to the Annual Meeting of Shareholders (the "Meeting") of Integrity Capital Income Fund, Inc. (the "Company") to be held at 13540 Meadowgrass Drive, Suite 100, Colorado Springs, CO  80921, on April 25, 2017, at 2:00 p.m. Mountain time.
The formal Notice of the Meeting and Proxy Statement describing the matters to be acted upon at the Meeting are contained in the following pages.  Shareholders also are entitled to vote on any other matters which properly come before the Meeting.
Enclosed is a proxy that will enable you to vote your shares on the matters to be considered at the Meeting even if you are unable to attend the Meeting.  Please mark the proxy to indicate your vote, date and sign the proxy and return it in the enclosed envelope as soon as possible for receipt prior to the Meeting.
WHETHER YOU OWN FEW OR MANY SHARES OF STOCK, PLEASE BE SURE YOU ARE REPRESENTED AT THE MEETING EITHER BY ATTENDING IN PERSON OR RETURNING YOUR PROXY AS SOON AS POSSIBLE.
Sincerely,

Randall Rush, Chairman

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
AND IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON APRIL 25, 2017

April 12, 2017
To the Shareholders of Integrity Capital Income Fund, Inc.:
An Annual Meeting of Shareholders (the "Meeting") of Integrity Capital Income Fund, Inc., a Colorado corporation (the "Company"), will be held at 13540 Meadowgrass Drive, Suite 100, Colorado Springs, CO  80921, on April 25, 2017, at 2:00 p.m. Mountain time.
The Meeting is held for the purpose of considering and voting upon the following proposals (the "Proposals"):
1.	To elect five directors to serve until the Company's next annual meeting of shareholders and until their successors are elected and qualified;
2.	To authorize the Board of Directors to withdraw the Company's election to be regulated as a business development company under the Investment Company Act of 1940, as amended; and
3.	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) of the Meeting.
The Board of Directors is not aware of any other business to come before the Meeting.  Pursuant to the Company's bylaws, the Board of Directors has fixed the close of business on March 20, 2017 as the record date for determination of the shareholders entitled to vote at the Meeting and any adjournments or postponements thereof.
The Company recommends the approval of all the above-listed proposals.  If you wish to attend the Meeting in person and vote on the above-listed proposals, you may, but need not, fill out and return the proxy card included with this notice.  You may also attend the Meeting in person at the above-listed address and vote your shares in person at the Meeting.  You may also complete and sign the enclosed proxy which is solicited by the Board of Directors and return it promptly in the enclosed envelope.  The proxy will not be used if you attend the Meeting and vote in person.
EACH SHAREHOLDER, WHETHER OR NOT HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD.  ANY PROXY GIVEN BY THE SHAREHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE.  ANY SHAREHOLDER PRESENT AT THE MEETING MAY REVOKE HIS PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE MEETING.  HOWEVER, IF YOU ARE A SHAREHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.
BY ORDER OF THE BOARD OF DIRECTORS,
Randall Rush, Chairman

INTEGRITY CAPITAL INCOME FUND, INC.
13540 Meadowgrass Drive, Suite 100
Colorado Springs, CO 80921
 (719) 955-4801
PROXY STATEMENT
 ANNUAL MEETING OF SHAREHOLDERS
April 12, 2017

To our Shareholders:
This proxy statement (the "Proxy Statement") is furnished in connection with the solicitation by the Board of Directors of Integrity Capital Income Fund, Inc. (the "Company") of proxies to be used at the Annual Meeting of Shareholders (the "Meeting") to be held at 13540 Meadowgrass Drive, Suite 100, Colorado Springs, CO  80921, on  April 25, 2017, at 2:00 p.m. Mountain time and at any adjournments or postponements thereof.  The Meeting is being held for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.
This Proxy Statement, the accompanying proxy card, the Company's Form 10-K for the year ended October 31, 2016, Form 10-Q for the quarter ended January 31, 2017 and the Notice of Annual Meeting of Shareholders (collectively, the "Proxy Materials") are first being sent to shareholders beginning on or about April 12, 2017 .
GENERAL INFORMATION

Solicitation

THE ENCLOSED PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS.   The costs of the solicitation will be borne by the Company.  Proxies may be solicited personally or by mail, telephone, facsimile or email by directors, officers and employees of the Company, and officers and employees of Integrity Trust Company, LLC, the Company's investment adviser (the "Adviser"), none of whom will receive any additional compensation for such solicitations.  The Company may reimburse banks, brokers, nominees, custodians and fiduciaries for their reasonable out-of-pocket expenses incurred in sending the proxy materials to beneficial owners of the Company's shares, although the Company does not expect any such expenses to be incurred.  The address of the Adviser is 13540 Meadowgrass Drive, Suite 100, Colorado Springs, CO 80921.
 Voting Rights and Votes Required
Holders of shares of the Company's common stock, par value $0.0001 (the "Common Stock"), at the close of business on March 20, 2017 (the "Record Date") are entitled to notice of, and to vote at, the Meeting.  As of the Record Date 2,463,777.65 shares of Common Stock were outstanding.
For all proposals, holders of Common Stock are entitled to one vote per share.  With respect to Proposal 2, a shareholder may:  (i) vote "FOR" the Proposal, (ii) vote "AGAINST" the Proposal or (iii) "ABSTAIN" with respect to the Proposal.
For all Proposals the presence, in person or by proxy, of the holders of one-third of the votes entitled to be cast as of the Record Date constitutes a quorum for the transaction of business at the Meeting.  The presence in person or by proxy of the holders of votes entitled to be cast of at least 821,259.22 votes at the Meeting is required for a quorum.
In the event there are not sufficient votes for a quorum or to approve any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit further solicitation of proxies.  Abstentions will count toward quorum requirements.   Broker non-votes will be counted as present for the purpose of establishing a quorum.

As to the election of directors under Proposal 1, the proxy card being provided by the Board of Directors enables a shareholder to vote for the election of each of the nominees proposed by the Board of Directors, or to withhold authority to vote for one or more of the nominees being proposed.  Directors are elected by a plurality of votes cast, without respect to either (i) broker non-votes or (ii) proxies as to which authority to vote for one or more of the other nominees being proposed is withheld.
Section 58 of the Investment Company Act of 1940, as amended (the "1940 Act"), provides that a business development company ("BDC") may not withdraw from its election as a BDC unless it is authorized to do so by a majority of its issued and outstanding voting securities.  For purposes of Proposal 2, the vote of a "majority of the outstanding shares" means the vote of (i) 67% or more of the voting securities voting by consent, if the holders of more than 50% of the outstanding voting securities of the Company are represented by consent or (ii) more than 50% of the outstanding voting securities of the Company, whichever is less.  Abstentions and broker non-votes will have the effect of a vote against Proposal 2.
Shareholders are not entitled to cumulative voting on any issue being presented to the shareholders.  The proposed corporate actions on which the shareholders are being asked to vote are not corporate actions for which shareholders of a Colorado corporation have the right to dissent under the Colorado Business Corporations Act.
Shares of Common Stock represented by all properly executed proxies received at the Company by April 24, 2017 will be voted as specified in the proxy.  Unless contrary instructions are indicated on the proxy, the shares of Common Stock represented by such proxy will be voted "FOR" the slate of directors described herein and "FOR" Proposal 2.
The Adviser and the Board of Directors know of no other matters to be brought before the Meeting other than as described herein.  If any other matters are properly presented to the shareholders for action at the Meeting and any adjournments or postponements thereof, the proxy holder named in the enclosed proxy intends to vote in his discretion on all matters on which the shares of Common Stock represented by such proxy are entitled to vote.
The giving of the enclosed proxy does not preclude the right to vote in person should the shareholder giving the proxy so desire.  A proxy may be revoked at any time prior to its exercise by (i) providing notice in writing to the Company's corporate secretary that the proxy is revoked; (ii) presenting to the Company a later-dated proxy; or (iii) by attending the Meeting and voting in person.
Issuer Tender Offer
On February 14, 2017, the Company announced the commencement of a tender offer to purchase up to 61,262.45 shares of its outstanding Common Stock at $9.88 per share, which represents the Company's net asset value per share as of the quarter ended on October 31, 2016.  An aggregate of 61,262.45 shares of Common Stock were purchased by the Company as part of this tender offer which expired on March 15, 2017.
Exchange Act Registration
On March 3, 2017, the Board of Directors approved and declared it advisable for the Company to terminate its registration under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").  The Company intends to terminate its registration under the Exchange Act concurrently with the withdrawal of the Company's BDC election as described in Proposal 2.  As a result, the Company will no longer be required to file periodic reports on Form 10-K, Form 10-Q and Form 8-K, proxy statements and other reports required under the Exchange Act.

PROPOSAL ONE
 ELECTION OF DIRECTORS
The Board of Directors is nominating five persons to be elected to the Board of Directors:  Randall Rush, Eric Davis, Ric Denton, Steve Leach and P. Andrew Limes.  If elected, each director will serve for a one-year term and until his successor is elected and qualified.
Vote Required and Recommendation
To be elected, each director must receive a plurality of the votes cast at the Meeting.  Unless otherwise specified, the enclosed proxy will be voted "FOR" the election of the Board of Directors' slate of nominees.  Neither the Adviser nor the Board of Directors is aware of any reason which would cause any director nominee to be unavailable to serve as a Director.
The Board of Directors recommends a vote "FOR" the election of Messrs. Rush, Davis, Denton, Leach and Limes.
Board of Directors
The Board of Directors is currently comprised of five directors.  Messrs Rush, Denton, Leach and Limes have terms expiring at the Meeting.  The term of Mr. Davis expires at the Company's 2018 annual meeting of stockholders.  The nominees, all of whom are currently serving as our directors, have been recommended by the Board of Directors for re-election to serve as directors for one-year terms until the Company's 2018 annual meeting of stockholders and until their successors are duly elected and qualified.
Directors
Information regarding the Board of Directors is as follows:
Name, Address, and Age(1)	Positions Held with Fund	Term of Office and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships With Public Companies or Registered Investment Companies Held by Director or Nominee for Director
Independent Directors:
Ric Denton, 73	Director	Elected in 2013	CEO of Rocky Mountain Innovation Partners, CEO of Colorado Springs Technology Incubator	0	None
Steve Leach, 54	Director	Elected in 2013	Former CEO of WaterStone	0	None
P. Andrew Limes, 55	Director	Elected in 2016	CEO of SDR Ventures	0	None
Interested Directors:
Randall Rush(2), 62	Director, Chairman, CFO and Treasurer	Elected in 2013	Officer and Board Member of Adviser and Adviser parent	0	None
Eric Davis(3), 38	Director, President, CIO and CCO	Elected in 2017	Executive Officer of Adviser	0	None

[1]	The address for each director is c/o Integrity Capital Income Fund, Inc., 13540 Meadowgrass Drive, Suite 100, Colorado Springs, CO 80921.
[2]	Mr. Rush is interested because of his positions with the Company and the Adviser and as a director of Gemini Bancshares, Inc., the parent company of Adviser.
[3]	Mr. Davis is interested because of his positions with the Company and the Adviser as its President and Chief Investment Officer.

Biographical Information for Directors
Randall Rush – Director, Chairman of the Board, Treasurer and Chief Financial Officer
Mr. Rush is one of the founders of Integrity Bank & Trust's wealth management group (the predecessor of the Adviser, the "Predecessor Adviser") which was established on August 11, 2003.  He is the Chairman of the Board, Executive Vice President and Senior Trust Officer of the Predecessor Adviser, and has held those positions since the Predecessor Adviser's inception.  Mr. Rush has also served as the Secretary and a Manager of the Adviser since its inception.  Mr. Rush is a director and Secretary/Treasurer of Gemini Bancshares, Inc., the holding company for the Predecessor Adviser.  Mr. Rush has over 38 years of banking, investment and trust management experience.  From 1984 to 2003, he served as the Executive Vice President and Senior Trust Officer for the Smith County State Bank & Trust Company, acting as the head of the Trust Department and responsible for the management of the bank's investment portfolio.  Mr. Rush served as President of the KBA Trust Division in the Kansas Banker's Association and served on the Kansas Banker's Association's Governing Council and Board of Directors from 2001 to 2002.  In addition, he was on the faculty of the Kansas/Nebraska schools of Trust and Financial Planning from 1993 to 2002.  Mr. Rush received a Master's of Business Administration from the University of Nebraska and a B.S. in Accounting from Ottawa University.  Given Mr. Rush's extensive experience in the investment industry, the Company has concluded that Mr. Rush is a suitable director based on the current needs, business and structure of the Company.
Eric Davis – President, Chief Investment Officer and Director
Mr. Davis started in wealth management at NatCity Investments, a subsidiary of National City Bank, in 2000.  He served NatCity Investments as a regional manager of an advisory group from 2003 to 2006 with principal responsibility for overseeing the investment management, retirement planning, asset allocation and business development process for his team.  During this time his team won two distinct national awards for excellence.  Mr. Davis joined the Predecessor Adviser in February 2007.  Mr. Davis has served as the President, a Manager and as the Chair of the Integrity Wealth Management Investment Committee of the Adviser since March 2015.  Mr Davis holds a B.A. and MBA from Taylor University Upland, Indiana.
Ric Denton, Independent Director
Dr. Denton founded two non-profits, both of which have 501(c)(3) status.  The first non-profit is a statewide Colorado non-profit that mentors businesses that wish to receive government contracts (Procurement Technical Assistance Center – PTAC).  The second non-profit, the Rocky Mountain Innovation Partners ("RMIP"), was founded in 2015 to address an expanded mission of mentoring scalable startup companies while also carrying out technology transfer contracts with the U.S. Air Force Academy and with other federal laboratories.  Dr. Denton has served as the Chief Executive Officer of RMIP since its inception and served as the Chief Executive Officer of its predecessor organization, the Colorado Springs Technology Incubator ("CSTI"), from 2011 to 2015.  Dr. Denton has also served as a director of ConcealFab, a high tech Colorado Springs company that manufactures a variety of antennas in the rapidly expanding cell phone tower industry sector.  Dr. Denton holds a Ph.D. and M.S. in physics from the University of California in Santa Barbara.  Based on Dr. Denton's extensive experience in business, the Company has concluded that Dr. Denton is a suitable director based on the current needs, business and structure of the Company.
Steve Leach, Independent Director
Mr. Leach served as the Chief Executive Officer of WaterStone from September 2011 to October 2016 where his team helped donors develop and execute tax efficient giving strategies through various investment vehicles.  Mr. Leach has also served as President of Acacia Strategic Advisors, a strategic consulting firm, since April 2008.  Prior to joining Acacia Strategic Advisors, Mr. Leach served as the Chief Executive Officer of NovaCentrix Corp., a nanotechnology products company, from October 2005 through April 2008.  Prior to this, Mr. Leach served as a Director of Strategic Investments with the venture capital arm of Dell Computer, Dell Ventures.  Mr. Leach graduated from Texas A&M University with a degree in Mechanical Engineering.  Based on Mr. Leach's understanding of overall business strategy, market analysis and segmentation as well as technology planning and development, the Company has concluded that Mr. Leach is a suitable director based on the current needs, business and structure of the Company.

P. Andrew Limes, Independent Director
Mr. Limes has served as the Chief Executive Officer of  SDR Ventures ("SDR") since 2002 where his team assists clients with executing mergers and acquisitions, securing equity and debt financing, implementing strategic initiative aimed at maximizing shareholder value and generational transfers of family held businesses.  Prior to forming SDR, Mr. Limes served as President and partner of a multi-state transport refrigeration company.  Mr. Limes began his career in the tax practice of Deloitte & Touche.  Mr. Limes graduated from the University of Colorado with a B.S. in Business in 1983.  Based on Mr. Limes' keen understanding of overall business strategy, market analysis and business financing, the Company has concluded that Mr. Limes is a suitable director based on the current needs, business and structure of the Company.
Executive Officer who is not a Director
Information regarding our executive officer who is not a director is as follows:
Name	Age	Date of Appointment	Positions Held
Wendy Fisher	33	December 10, 2013	Chief Operating Officer

The address for Wendy Fisher is c/o Integrity Capital Income Fund, Inc., 13540 Meadowgrass Drive, Suite 100, Colorado Springs, CO 80921.
Wendy Fisher – Chief Operating Officer
Ms. Fisher joined the Predecessor Adviser in October 2007 as an Investment Analyst.  In March 2010 she obtained her CERTIFIED FINANCIAL PLANNER™ certification.  Ms. Fisher has served as Operations and Investment Manager of the Predecessor Adviser's Wealth Management Group and Operations Manager of the Adviser since 2013.  Her primary responsibilities include managing the operations staff, overseeing custody, providing client and RIA reporting, and maintaining and monitoring all of the investment due diligence records.  Ms. Fisher has also served on the Asset and Liability Committee since 2013 with responsibility to help set interest rates on deposits and to manage the allocation of investments of bank deposits for the Predecessor Adviser.  She received a B.A. in Political Science from the University of Minnesota.
Family Relationships
Randall Rush and Wendy Fisher are father and daughter.  L. Blaine Rush, a member of the Company's Investment Committee, is the father of Randall Rush.  Brett Wyss, a member of the Company's Investment Committee, is the nephew of Randall Rush.
Audit Committee Financial Expert
The Board of Directors currently serves as the Audit Committee and the Valuation Committee.  The Board of Directors has determined that Mr. Limes is an "audit committee financial expert" as that term is defined under Item 407 of Regulation S-K.  Mr. Limes meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act and, in addition, is not an "interested person" as that term is defined in Section 2(a)(19) of the 1940 Act.

Legal Proceedings
During the past ten years, none of the persons serving as executive officers and/or directors of the Company has been the subject matter of any of the following legal proceedings that are required to be disclosed pursuant to Item 401(f) of Regulation S-K including:  (i) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (ii) any criminal convictions; (iii) any order, judgment, or decree permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; (iv) any finding by a court, the Securities and Exchange Commission (the "SEC") or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, any law or regulation respecting financial institutions or insurance companies, or any law or regulation prohibiting mail or wire fraud; or (v) any sanction or order of any self-regulatory organization or registered entity or equivalent exchange, association or entity.  Further, no such legal proceedings are believed to be contemplated by governmental authorities against any director or executive officer.
Board of Directors – Composition, Qualifications and Attributes
The Board of Directors seeks to ensure that it is comprised of members whose particular experience, qualifications, attributes, and skills, when taken together, will allow the Board of Directors to satisfy its oversight obligations effectively.  Currently, the Company does not have a separate nominating committee as, to date, it does not believe that the Company as an early stage company with limited personnel, requires such a committee.  However, as the Company grows, the Board of Directors may consider establishing a separate nominating committee.  As such, currently the Board of Directors as a whole is in charge of identifying and appointing appropriate persons to add to the Board of Directors when necessary.
In identifying director candidates it is the Board of Directors goal to identify persons whom it believes have appropriate expertise and experience to contribute to the oversight of a company of the Company's nature while also reviewing other appropriate factors.
Board Leadership Structure and Role in Oversight
The Board of Directors currently comprises five persons.  Mr. Rush is Chairman of the Board of Directors and also serves as the Company's Chief Financial Officer.  Messrs. Rush and Davis are each an "interested person" as that term is defined in Section 2(a)(19) of the 1940 Act.  The Company does not have a designated lead independent director.  As an early stage Company with limited personnel, the Company believes its current leadership structure is appropriate.
The Board of Directors is responsible for risk oversight of the Company.  Risks facing the Company include competitive, economic, operational, financial, accounting, liquidity, tax, regulatory, safety, employment, political and other risks that are attendant to early stage companies.  Risks are reported to the Board of Directors through the Company's executive officers, who are responsible for the identification, assessment and management of the Company's risks.  However, the current members of the Board of Directors are actively involved in various aspects of the Company's operations and thus are also charged with identifying risks. The Board of Directors regularly discusses the risks identified and reported by the Company's executive officers and reviews with management strategies and actions to mitigate the risks and the status and effectiveness of such strategies and actions.
Meetings of the Board and Committees
The Board of Directors met four times during the Company's fiscal year ended October 31, 2016 and once during the Company's fiscal quarter ended January 31, 2017.  The Company's Board of Directors maintained regular communications throughout the year between all of the officers and directors.  The Company does not have a policy regarding board members' attendance at annual meetings of shareholders.  As discussed in more detail below, the Company does not have standing audit, nominating or compensation committees.

Committees of the Company's Board of Directors
The Company does not have a separately designated audit committee or compensation committee.  Instead, the entire Board of Directors as a whole acts as the Company's audit and compensation committees.  As discussed above, the Board of Directors has determined that Mr. Limes is an "audit committee financial expert."  Mr. Limes meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act and, in addition, is not an "interested person" as that term is defined in Section 2(a)(19) of the 1940 Act.
Code of Ethics
A code of ethics relates to written standards that are reasonably designed to deter wrongdoing and to promote:
•	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
•	full, fair, accurate, timely and understandable disclosure in reports and documents that are filed with, or submitted to, the SEC and in other public communications made by the Company;
•	compliance with applicable governmental laws, rules and regulations;
•	the prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
•	accountability for adherence to the code.
The Board of Directors has adopted a corporate code of ethics that applies to the Company's executive officers.  A copy of the code of ethics has been posted on the Company's website, available at www.integritycapitalincomefund.com.
Procedures by which Security Holders May Recommend Nominees to the Board of Directors
The Company does not have a separately designated nominating committee.  The Company does not have such a committee because it currently believes that, given the Company's small size, and the fact that no Company securities are traded on a national stock exchange, such a committee is not currently necessary.  Unless and until the Company establishes a separate nominating committee, when a director vacancy occurs, the remaining directors will participate in deliberations concerning director nominees.  In the future the Company may determine that it is appropriate to designate a separate nominating committee of the Board of Directors comprised solely of independent directors.
In considering candidates for membership on the Board of Directors, the Board of Directors will take into consideration the needs of the Company and the Board of Directors, the qualifications of the candidate and the personal and cultural fit with the Company.  With respect to potential new directors the Board of Directors will require and/or review information such as the following:
•	The name and address of the proposed candidate;
•	The proposed candidate's resume or a listing of his or her qualifications to be a director of the Company;
•	A description of any relationship that could affect such person's qualifying as an independent director, including identifying all other public company board and committee memberships; and
•	Any information about the proposed candidate that would, under the federal proxy rules, be required to be included in the Company's proxy statement if such person were a nominee.
Independence of the Board of Directors
Messrs. Denton, Leach and Limes are the only directors considered "independent" as that term is defined by Section 803A of the NYSE MKT LLC Company Guide inasmuch as each of the other directors has had material relationships with the Company.  The Board of Directors considers all relevant facts and circumstances in its determination of independence of all members of the Board of Directors.

Shareholder Communication with the Board of Directors
The Company values the views of its shareholders (current and future shareholders, employees and others).  Any shareholder desiring to communicate directly with any officer or director of the Company may address correspondence to that person at our offices in Colorado Springs, CO.  Our office staff will forward such communications to the addressee.
Transactions with Related Persons
The Board of Directors as a whole is charged with approving and reviewing all related party transactions.  As long as the Company has elected to be regulated as a BDC under the 1940 Act, the Company will continue to be subject to certain provisions of the 1940 Act that restrict the Company's ability to engage in certain related party transactions.  There have not been any transactions, or proposed transactions, to which the Company was or is to be a party, in which any director, officer, 5% beneficial owner or any immediate family member of the aforementioned had or is to have a direct or indirect material financial interest, except for the continuing relationships with the Adviser under the Advisory Agreement and Custody Agreement, as further described below.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires the Company's directors, officers and any persons who own more than 10% of the Company's equity securities to file reports of ownership and changes in ownership with the SEC.  All directors, officers and greater-than-10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports files.  Based solely on the Company's review of the copies of Forms 3, 4 and 5, and any amendments thereto furnished to the Company during the fiscal year ended October 31, 2016, the Company believes that during its 2016 fiscal year all filing requirements applicable to the Company's officers, directors and greater-than-10% stockholders were complied with, except as follows: a Form 4 due in April 2016 for Mr. Rush was filed late with respect to certain trusts in which he may be deemed to have a financial interest under the Exchange Act and the Form 3 for P. Andrew Limes was filed late.

EXECUTIVE COMPENSATION
Compensation of Directors
The Company has entered into an advisory agreement with the Adviser (the "Advisory Agreement"), pursuant to which the Adviser has agreed to serve as the Company's investment adviser and to furnish the Company with certain administrative services necessary to conduct the Company's day-to-day operations.  The Advisory Agreement is terminable by either party upon proper notice.  The Company pays the Adviser a fee for its investment advisory services under the Advisory Agreement consisting of two components: (i) a base management fee and (ii) an incentive fee.  The Company may (although to date the Company has not done so) also reimburse the Adviser for the Company's allocable portion of overhead and other administrative expenses incurred by the Adviser in performing its administrative obligations under the Advisory Agreement, including an allocable portion of the compensation of the Company's Chief Financial Officer and Chief Compliance Officer, and their respective staff.
The Company's officers do not receive any compensation directly from the Company.  However, the principals and officers of the Adviser who also serve as the Company's officers receive compensation from, or may have financial interests in, the Adviser, which may be funded by or economically related to the investment advisory fees paid by the Company to the Adviser under the Advisory Agreement.
Since inception of the Company, Mr. Rush has served as its Chief Financial Officer and Treasurer and Mr. Davis has served as its President and Chief Investment Officer.  Mrs. Fisher has served as the Company's Chief Operating Officer since 2013.  The compensation of Messrs. Rush and Davis and Mrs. Fisher is paid by the Adviser and not allocated separately as an expense of the Company.
Compensation Committee Interlocks and Insider Participation
The Company does not have a compensation committee because its executive officers do not receive any direct compensation from the Company.  However, the compensation payable to the Adviser pursuant to the Advisory Agreement has been separately approved by a majority of the Company's independent directors.
Compensation Committee Report
None of the Company's executive officers receive direct compensation from the Company, therefore, the Company has not included a Compensation Discussion and Analysis with respect to executive officer compensation.
Compensation of Directors
The following table sets forth compensation of the Company's directors for the fiscal year ended October 31, 2016.

Name	Fees Earned or Paid in Cash(1)	All Other Compensation(2)	Total
	Independent Directors:
Ric Denton	$5,750	$0	$5,750
Steve Leach	$5,000	$0	$5,000
P. Andrew Limes	$2,597	$0	$2,597

	Interested Directors:
Randall Rush	$0	$0	$0
Eric Davis	$0	$0	$0

(1)	For a discussion of the independent directors' compensation, see below.
(2)	We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.

The Company pays its independent directors an annual fee of $5,000, payable quarterly.  The Company's independent directors also receive a fee of $750 for any regular or special meeting attended in person in excess of four meetings in any year.  The meeting fees for the first four meetings of a year are included within the annual retainer fee paid to the directors.
The Company reimburses directors for out-of-pocket expenses incurred in attending Board of Directors and committee meetings and undertaking certain matters on the Company's behalf.
Under the Colorado Business Corporation Act and pursuant to the Company's articles of incorporation and bylaws, the Company may indemnify its officers and directors for various expenses and damages resulting from their acting in these capacities.  Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to the Company's officers and directors pursuant to the foregoing provisions, the Company has been informed that, in the opinion of the SEC, this indemnification is against public policy as expressed in the Securities Act, and is therefore unenforceable.
The Company has entered into indemnification agreements with its directors. The indemnification agreements are intended to provide the Company's directors the maximum indemnification permitted under the Colorado Business Corporation Act and the 1940 Act.  Each indemnification agreement is expected to provide that the Company shall indemnify the director who is a party to the agreement (an "Indemnitee"), including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding.  The indemnification agreements also require the Company to procure liability insurance coverage for its officers and directors.
The Company has secured insurance on behalf of any person who is or was or has agreed to become a director or officer of the Company for any liability arising out of his or her actions, regardless of whether the Colorado Business Corporation Act would permit indemnification.  The Company has obtained liability insurance which became effective October 17, 2014.
The Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, the Adviser and its officers, managers, agents, employees, controlling persons, members (or their owners) and any other person or entity affiliated with it, are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of the Adviser's services under the Advisory Agreement or otherwise as the Adviser.

PROPOSAL TWO
APPROVAL TO AUTHORIZE THE BOARD OF DIRECTORS TO
WITHDRAW THE COMPANY'S ELECTION TO BE REGULATED AS A
BUSINESS DEVELOPMENT COMPANY UNDER THE
INVESTMENT COMPANY ACT OF 1940, AS AMENDED

Background
The Company filed an election on October 28, 2014 to be regulated as a BDC under the 1940 Act.  As a BDC, the Company is required to comply with significant regulatory requirements and restrictions.  In consideration of the compliance restraints and costs placed on the Company by the 1940 Act, the Board of Directors evaluated and discussed the benefits of the Company continuing as a BDC.  After a thorough assessment of the Company's current and anticipated portfolio and the availability of attractive mortgage and real estate-related investment opportunities, on March 3, 2017, the Board of Directors determined that continuation as a BDC is not in the best interests of the Company or its shareholders at the present time for the reasons set forth below under "Reasons for Withdrawal of BDC Election."
The 1940 Act provides that the Company may not change the nature of its business so as to cease to be, or to withdraw its election as, a BDC without obtaining the approval of a majority of its outstanding voting securities.  Accordingly, the Board of Directors unanimously approved a proposal for the Company to seek stockholder approval to authorize the Company to withdraw its election to be regulated as a BDC under the 1940 Act.
Reasons for Withdrawal of BDC Election
The 1940 Act imposes numerous constraints on the operations and financing of BDCs, including the Company.  BDCs are generally required to build a diversified portfolio of BDC-eligible investments (no single investment can account for more than 25% of total holdings) and maintain low leverage (total debt outstanding cannot exceed total equity).  The Board of Directors believes that these constraints hinder the Adviser's ability to take advantage of attractive investment opportunities and limits the Company's ability to raise capital.
In particular, the Company is required to invest at least 70% of its total assets in "eligible portfolio companies" pursuant to Section 55(a) of the 1940 Act (the "70% Test").  An eligible portfolio company under the 1940 Act generally means a U.S. issuer that either (i) does not have any class of securities listed on a national securities exchange or (ii) has a class of equity securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million.  Additionally, the Company is required to make available "significant managerial assistance" to the companies that it treats as satisfying the 70% Test.  The Board of Directors believes that these investment constraints limit the type of assets that the Company may acquire and are not in the best interests of the Company and its shareholders.
If this proposal is approved, and once the application for withdrawal is received by the SEC, the Company would no longer be required to meet the 70% Test and other provisions of the 1940 Act applicable to BDCs.  The Adviser would instead have the flexibility to focus its investment strategy on acquiring mortgages and real estate-related assets, rather than limiting the Company's investment opportunities to eligible portfolio companies.  The Board of Directors believes that an expanded pool of potential mortgages and real estate-related investments will allow access to risk-adjusted returns consistent with the Company's investment objective.  As part of accomplishing this objective, the Company intends to elect to be taxed as a real estate investment trust ("REIT") for the year ending December 31, 2017, provided that it has qualifying assets and income to permit such an election.
The 1940 Act also limits the Company's ability to use debt and senior equity financing as BDCs are required to maintain at least a 200% asset coverage position prior to issuing any debt or senior equity securities.  If this proposal is approved, and once the application for withdrawal is received by the SEC, the Company will have greater flexibility in raising both debt and senior equity capital.  Additionally, the Company will be able to issue securities with common equity participation features (such as warrants and convertible notes) and/or additional classes of stock (such as convertible preferred) in order to facilitate capital formation without the restrictions of the 1940 Act.  The underlying nature and pricing flexibility of such securities may be helpful to the Company as an additional funding source and may provide a means of mitigating potential common stockholder dilution when meeting its funding needs.  The Company also believes it will have greater flexibility in its ability to raise equity capital to finance potential investments.
The Company has undertaken several steps to meet the requirements for withdrawal of its election to be regulated as a BDC, including (i) preparing a plan of operations in contemplation of such a change to the status of the Company, (ii) evaluating potential investments in mortgage and real estate-related assets that would allow the Company to transition to a REIT and (iii) consulting with outside counsel as to the requirements for withdrawing its election as a BDC and qualifying as a REIT.

Impact of Withdrawal of BDC Election
If this proposal is approved and the Company's election to be treated as a BDC is withdrawn, the Company would no longer be subject to regulation under the 1940 Act.  The Company would also no longer be required under the 1940 Act to have a majority of its Board of Directors be independent.  However, it is anticipated that a majority of the members of the Board of Directors would remain independent following withdrawal of the Company's BDC election.  Additionally, the Board of Directors would still be subject to customary principles of fiduciary duty with respect to the Company and its stockholders.
In addition, the Company (i) would not be limited in the amount of leverage that it could incur; (ii) would be able to issue securities with equity features, such as warrants and conversions, without further stockholder approval; (iii) would be able to issue common shares at a price below net asset value without stockholder approval; (iv) would not be subject to the limitations in transactions with affiliates; and (v) could enter into a long-term advisory contract with its external investment adviser.
The following table outlines certain key similarities and differences in the structure and governance of the Company if the proposal is approved and the BDC election is withdrawn:

	Before Withdrawal of BDC Election	After Withdrawal of BDC Election
Governed by the 1940 Act	Yes	No
Subject to the 70% Test	Yes	No
Maximum Leverage	50%	No legal limit
Independent Directors	Majority	Anticipated Majority
Tax Status	C-corporation	C-corporation*
REIT Status	Not Possible	Possible
Distribution Frequency	Monthly	Monthly
Files Reports under Exchange Act	Yes	No

*  If the Company elects REIT status, the Company will be taxed as a REIT rather than a C-corporation and would generally avoid federal income tax on its taxable income that it distributes to its stockholders.

REIT Election
The Company intends to become a private and unregistered REIT as the Company is not required to register its securities under Section 12(g) of the Exchange Act.  As noted above, the Company intends to elect to be taxed as a REIT, provided that it has qualifying assets and income to permit such an election, for its fiscal year ending December 31, 2017.  As a REIT, the Company generally will not be subject to federal income tax on its taxable income that it distributes to its shareholders.  The benefit of this tax treatment is that it avoids the "double taxation," or taxation at both the corporate and shareholder levels, that generally results from owning stock in a corporation.  The Company intends to terminate its registration under the Exchange Act concurrently with the withdrawal of the Company's BDC election.  As a result, the Company will no longer be required to file periodic reports on Form 10-K, Form 10-Q and Form 8-K, proxy statements and other reports required under the Exchange Act.  The Company does not otherwise anticipate changing its investment strategy or corporate structure as a result of the REIT election except as required to comply with the REIT-related tests described below.
As a REIT, the Company's portfolio will continue to consist of a diverse pool of real estate-related investments including senior secured, second lien and mezzanine loans that are collateralized by real estate and other real estate-related investments.  As of January 30, 2017, approximately 80% of the Company's investments already consisted of real estate-related investments.  The Company's investment strategy, as initially adopted by the Board of Directors at the Company's inception, will continue to focus on acquiring assets collateralized by real estate and is not expected to materially change.

The Board of Directors believes that the availability of attractive mortgage and real estate-related investment opportunities provides the Company and its shareholders with attractive risk-adjusted returns and does not anticipate making any material changes to the Company's portfolio as a result of the REIT election.  Additionally, the Board of Directors does not intend to materially change the Company's incurrence of leverage, fee structure or valuation procedures as a result of the REIT election.
To qualify as a REIT, the Company must continually satisfy various tests regarding the sources of its income, the nature and diversification of its assets, the amounts the Company distributes to its shareholders and the ownership of its shares of beneficial interest.  Under the income tests, in order for the Company to qualify as a REIT, (i) at least 75% of its gross income (excluding gross income from prohibited transactions) for each taxable year generally must be derived directly or indirectly from investments relating to real property or mortgages on real property or from certain types of temporary investments, and (ii) at least 95% of its gross income (excluding gross income from prohibited transactions) for each taxable year must be derived from the real property investments described above, dividends, interest and gain from the sale or disposition of stock or securities, or from any combination of the foregoing.
Under the asset tests, at the end of each calendar quarter, at least 75% of the value of the Company's total assets must consist of qualified REIT real estate assets, cash, cash equivalents and government securities. The remainder of the Company's investment in securities (other than government securities, taxable REIT subsidiary ("TRS") securities and qualified real estate assets) generally cannot include more than 10% of the outstanding voting securities of any one issuer or more than 10% of the total value of the outstanding securities of any one issuer.  In addition, in general, no more than 5% of the value of the Company's total assets (other than government securities, TRS securities and qualified real estate assets) can consist of the securities of any one issuer, and no more than 25% of the value of the Company's total assets can be represented by securities of one or more TRSs.
As a REIT, the Company will generally be required to distribute to its shareholders at least 90% of its taxable income each year to continue to qualify as a REIT, and the Company must distribute all of its taxable income in order to avert any corporate income taxes on retained income.  In order to qualify for the tax benefits accorded to REITs, the Company intends to continue to pay monthly dividends and to make distributions to its shareholders in amounts such that the Company distributes all or substantially all of its taxable income each year, subject to certain adjustments.  As a result, the Company will need to rely upon the availability of additional debt or equity capital to fund investment activities.  The Company's long-term ability to grow will be limited if it cannot obtain additional financing.  Market conditions may make it difficult to obtain financing on favorable terms or at all.
Additionally, in order for the Company to qualify as a REIT under the Internal Revenue Code of 1986 (the "Code"), as amended, the Company's capital stock must be beneficially owned by 100 or more persons during at least 335 days of a taxable year of 12 months (other than the first year for which an election to be a REIT has been made) or during a proportionate part of a shorter taxable year.  Also, not more than 50% of the value of the outstanding shares of capital stock may be owned, directly or indirectly, by five or fewer individuals during the last half of a taxable year (other than the first year for which an election to be a REIT has been made).
On March 20, 2017, the Board of Directors approved changing the Company's fiscal year from October 31 to December 31 in anticipation of qualifying as a REIT for the Company's fiscal year ending December 31, 2017.

Risks Associated with REIT Election
There remain certain implementation and operational complexities to address before the Company can elect REIT status, such as disposing of or otherwise restructuring certain assets in order to satisfy the REIT tests described above.  Even if the Company were to be able to satisfy the existing REIT requirements or any future REIT requirements, the tax laws, regulations and interpretations governing REITs may change at any time in ways that could be disadvantageous to it.
The Company can provide no assurance when conversion to a REIT will be successful, if at all.  In addition, REIT qualification involves the application of highly technical and complex provisions of the Code to the Company's operations as well as various factual determinations concerning matters and circumstances not entirely within the Company's control.  Although, if it converts to a REIT, the Company plans to operate in a manner consistent with the REIT qualification rules, the Company cannot give assurance that it will so qualify or remain so qualified.
Under the Code, no more than 25% of the value of the assets of a REIT may be represented by securities of one or more TRSs and other non-qualifying assets.  This limitation may affect the Company's ability to make large investments in other non-REIT qualifying operations or assets.  As such, compliance with REIT tests may hinder the Company's ability to make certain attractive investments, including the purchase of significant non-qualifying assets and the material expansion of non-real estate activities.
Even if the Company elects REIT status, it cannot provide assurance that its shareholders will experience benefits attributable to the Company's qualification and taxation as a REIT, including its ability to reduce its corporate-level federal income tax through distributions to shareholders and to make regular distributions to its shareholders.  The realization of the anticipated benefits to shareholders will depend on numerous factors, many of which are outside the control of the Company.  In addition, future cash distributions to shareholders will depend on the Company's cash flows, as well as the impact of alternative, more attractive investments as compared to the payment of dividends.
If the Company fails to qualify as a REIT in any taxable year, the Company will be subject to federal income tax at regular corporate rates, and the Company may be precluded from qualifying as a REIT for the subsequent four taxable years following the year during which it lost qualification.  Further, even to the extent that the Company qualifies as a REIT, the Company will be subject to tax at normal corporate rates on net income or capital gains not distributed to its shareholders, and the Company may be subject to other taxes, including payroll taxes, and state and local income, franchise, property, sales and other taxes.
Ownership Limit

To assist the Company in qualifying as a REIT, the Company's charter is expected to generally limit the beneficial or constructive ownership of its (a) common stock by any person to no more than 9.8% in value or in number of shares, whichever is more restrictive, of the aggregate of the outstanding shares of its common stock or (b) capital stock by any person to no more than 9.8% in value or in number of shares, whichever is more restrictive, of the aggregate of the outstanding shares of any class or series of the Company's capital stock.  This and other restrictions on ownership and transfer of the Company's shares of stock that are expected to be contained in the Company's charter may discourage a change of control of the Company and may deter individuals or entities from making tender offers for the Company's common stock on terms that might be financially attractive to investors or which may cause a change in the Company's management.

No Public Market

The Company does not intend to continue having its common stock registered under the Securities Act following the withdrawal of its BDC election.  Unless the common stock is so registered, the common stock may not be offered or sold except pursuant to an exemption from the registration requirements of the Securities Act, applicable securities laws and transfer restrictions.  Accordingly, no assurance can be given as to:

•	the likelihood that an active market for the shares of common stock will develop or continue;
•	the liquidity of any such market;
•	the ability of the Company's shareholders to sell their shares of common stock; or
•	the price that the Company's shareholders may obtain for their shares of common stock.

Even if an active market does develop, the market price of the Company's common stock may be highly volatile and subject to wide fluctuations.

No Registration

Following the withdrawal of the Company's BDC election, the Company intends to deregister its shares of common stock under the Securities Act.  As a result, the Company will no longer be required to file periodic reports on Form 10-K, Form 10-Q and Form 8-K, proxy statements and other reports required under the Exchange Act.  Therefore, no regulatory authority will have reviewed the terms of the REIT conversion, including the disclosure of risks and tax consequences and the fairness of its terms.  Investors would not necessarily have any of the protections afforded by applicable U.S. federal and state securities laws.

The Company intends to become a private and unregistered REIT as the Company is not required to register its securities under Section 12(g) of the Exchange Act.  As a result, the Company's common stock may not be offered or sold except pursuant to an exemption from the registration requirements of the Securities Act, applicable state securities laws and transfer restrictions.  The Company's shareholders should understand that the Company's common stock may not be transferred or sold unless such common stock is registered or an exemption from such registration is available.  In addition, transfers of the Company's common stock would be prohibited if such transfer would (i) violate the Securities Act or any other applicable U.S. federal or state securities laws, rules or regulations or (ii) violate any of the restrictions of the Company's charter.  The Company's shareholders should view the holding of the Company's common stock should as a long-term and illiquid investment.

Anticipated Timeline
If this proposal is approved, the Company expects to continue operating as a BDC until its portfolio would no longer qualify for BDC treatment (i.e., when it can no longer meet the 70% Test).  At that time, the Company would exercise the authority granted by this proposal and notify the SEC of the withdrawal of its election to be regulated as a BDC.  The Company's BDC withdrawal will become effective immediately upon receipt by the SEC of the Company's application for withdrawal on Form N-54C.  After the notification of withdrawal of the Company's BDC election is filed with the SEC, the Company will no longer be subject to the regulatory provisions of the 1940 Act applicable to BDCs generally, including regulations related to portfolio composition, leverage, insurance, custody, composition of the Board of Directors, affiliated transactions and compensation arrangements.  Following such withdrawal, the Company intends to elect to be taxed as a REIT, provided that it has qualifying assets and income to permit such an election, for its fiscal year ending December 31, 2017.
Vote Required and Recommendation of Board
The 1940 Act provides that a BDC may not withdraw its election to be regulated as a BDC unless it receives the approval of the holders of a majority of its outstanding voting securities.  For purposes of this proposal, a "majority" of the outstanding voting securities means the vote of (i) 67% or more of the shares present at the Meeting, if the holders of 50% or more of the outstanding voting securities of the Company are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Company, whichever is less. All abstentions and broker non-votes will be considered a vote against this Proposal.
The Board of Directors recommends a vote "FOR" the proposal to authorize the Board of Directors to withdraw the Company's election to be regulated as a BDC under the 1940 Act.

SECURITY OWNERSHIP OF
 CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Security Ownership of Directors, Management and Certain Beneficial Owners
As of March 20, 2017, there were issued and outstanding 2,463,777.65 shares of Common Stock.  The following table provides information regarding the beneficial ownership of Common Stock as of March 20, 2017 for (i) each shareholder whom we know to be the beneficial owner of 5% or more of the Company's outstanding common stock, (ii) each of the Company's executive officers and directors and (iii) all of the Company's executive officers and directors as a group.  In general, a person is deemed to be a "beneficial owner" of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose or to direct the disposition of such security.
A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within 60 days.  The Adviser has the authority to vote substantially all of the shares of the Company by virtue of the delegation of authority in account control documents.  To the best of the Company's knowledge, all persons named have sole voting and investment power with respect to such shares, except as otherwise noted.  The inclusion of shares listed as beneficially owned does not constitute an admission of beneficial ownership.  The business address for each of the Company's officers and directors is c/o Integrity Capital Income Fund, Inc., 13540 Meadowgrass Drive, Suite 100, Colorado Springs, CO 80921.
Name and Address	Amount and Nature of Beneficial Ownership		Percent of Common Shares
5% Stockholders:

IBAT FBO: [name withheld] (1)
13540 Meadowgrass Drive, Suite 100
Colorado Springs, CO 80921	247,756		9.81%
IBAT FBO: [name withheld] (1)
13540 Meadowgrass Drive, Suite 100
Colorado Springs, CO 80921	160,328	(2)	6.35%
IBAT FBO: [name withheld] (1)
13540 Meadowgrass Drive, Suite 100
Colorado Springs, CO 80921	158,304	(3)	6.27%

(1)
The Adviser holds these shares as nominee for the benefit of certain clients that contractually require non-disclosure. None of these holders is affiliated with the Company or to the Company's knowledge with each other.

(2)	Includes 112,656.55 shares held as tenants in common; 6,300 shares held by the wife's Self-Directed IRA; 19,500 shares held by the husband's IRA; and 21,871.92 shares held by the husband individually.
(3)
Includes 38,126.57 shares held as joint tenants with the right of survivorship; 4,926.11 shares held by the husband's Self Directed IRA; 19,685.04 shares held by the husband's Roth IRA; 76,354.68 shares held by the husband individually; and 19,211.82 shares held by wife individually.

Name and Address	Amount and Nature of Beneficial Ownership	Percent of Common Shares
Executive Officers and Directors:
Randall Rush	11,325.03	Less than 1%
Eric Davis	0	N/A
Ric Denton	7,389.16	Less than 1%
Steve Leach	0	N/A
P. Andrew Limes	0	N/A
Wendy Fisher	985.22	Less than 1%
All directors and executive officers as a group (six persons)	19,699.41	Less than 1%

As of December 31, 2016, the Company did not have any outstanding shares of preferred stock, any outstanding securities which are convertible into Common Stock or any outstanding options or warrants to acquire Common Stock or compensation plans under which equity securities are offered.  There were no authorized stock option plans existing as of October 31, 2016.
Since the beginning of the most recently completed fiscal year there have not been any purchases or sales of securities of the Adviser, the parent of the Adviser, or subsidiaries of either by a director or officer except as follows:
Wendy Fisher acquired 135 shares of Gemini Bancshares, Inc., the parent of the Adviser.
Dollar Range of Securities Beneficially Owned by Directors
The following table sets forth the dollar range of the Company's equity securities beneficially owned by each of the directors and director nominees as of March 20, 2017.  The Company is not part of a "family of investment companies" as that term is defined in the 1940 Act.
Name of Director or Nominee	Dollar Range of Equity Securities in the Fund(1)
Randall Rush	$10,001-$50,000
Eric Davis	N/A
Ric Denton	$50,001-$100,000
Steve Leach	N/A
P. Andrew Limes	N/A

(1)	The dollar ranges are as follows: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

Changes in Control
There are no arrangements known to the Company that may result in a change in control of the Company.

ANNUAL REPORT TO SHAREHOLDERS
Included with this Proxy Statement is the Company's 2016 Annual Report on Form 10-K for the fiscal year ended October 31, 2016 and the Company's Quarterly Report on Form 10-Q for the quarter ended January 31, 2017.
OTHER MATTERS
Management and the Board of Directors of the Company know of no matters to be brought before the Meeting other than as set forth herein.  However, if any such other matters properly are presented to the shareholders for action at the Meeting and any adjournments or postponements thereof, it is the intention of the proxy holder named in the enclosed proxy to vote in his discretion on all matters on which the shares represented by such proxy are entitled to vote.
DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS
If a shareholder requests to receive printed proxy materials, only one proxy statement and the other proxy materials will be delivered to shareholders sharing an address unless the Company has received contrary instructions from one or more of its shareholders.  Upon the written or oral request of a shareholder, the Company will deliver promptly a separate copy of the proxy statement and annual report to a shareholder at a shared address to which a single copy was delivered.  Shareholders desiring to receive a separate copy in the future may contact the Company through its Corporate Secretary, 13540 Meadowgrass Drive, Suite 100, Colorado Springs, CO 80921.
SHAREHOLDER PROPOSALS
The Company expects to hold its next annual meeting of shareholders in April 2018.  Proposals from shareholders who intend to be present at the next annual meeting of shareholders should be addressed to the Company at 13540 Meadowgrass Drive, Suite 100, Colorado Springs, CO 80921, and the Company must receive the proposals by December 1, 2017.  Upon receipt of any such proposal, the Company shall determine whether or not to include any such proposal in the Proxy Statement and proxy in accordance with applicable law.  It is suggested that shareholders forward such proposals by certified mail.  After December 1, 2017, any shareholder proposal submitted outside the process of Rule 14a-8 will be considered to be untimely.
BY ORDER OF THE BOARD OF DIRECTORS:
Randall Rush, Chairman

PROXY
INTEGRITY CAPITAL INCOME FUND, INC.
13540 Meadowgrass Drive, Suite 100
Colorado Springs, CO 80921
(719) 955-4801

ANNUAL MEETING OF SHAREHOLDERS – APRIL 25, 2017
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned shareholder of Integrity Capital Income Fund, Inc. hereby constitutes and appoints Randall Rush and Eric Davis, or either of them, as attorney and proxy to appear, attend and vote all of the shares of common stock standing in the name of the undersigned at the Annual Meeting of Shareholders to be held at 13540 Meadowgrass Drive, Suite 100, Colorado Springs, CO  80921, on April 25, 2017, at 2:00 p.m. Mountain time, and at any adjournment or adjournments thereof, upon the following:
Proposal One:  To elect five directors to serve until the next annual meeting of shareholders and until their successors have been elected and qualified:
Randall Rush	For / /	Withhold Authority to vote / /
Eric Davis	For / /	Withhold Authority to vote / /
Ric Denton	For / /	Withhold Authority to vote / /
Steve Leach	For / /	Withhold Authority to vote / /
P. Andrew Limes	For / /	Withhold Authority to vote / /

Proposal Two:  To authorize the Board of Directors to withdraw the Company's election to be regulated as a business development company under the Investment Company Act of 1940, as amended:
For /  /           Against /  /              Abstain /  /
In their discretion, the Proxy is authorized to vote upon such other business as lawfully may come before the Meeting.  The undersigned hereby revokes any proxies as to said shares heretofore given by the undersigned and ratifies and confirms all that said proxy lawfully may do by virtue hereof.
THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED HEREON WITH RESPECT TO THE ABOVE PROPOSALS, BUT IF NO SPECIFICATION IS MADE THEY WILL BE VOTED FOR ALL DIRECTOR NOMINEES AND FOR THE OTHER PROPOSALS LISTED ABOVE.  UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXY ON ANY OTHER BUSINESS.
Please mark, date and sign exactly as your name appears hereon, including designation as executor, trustee, etc., if applicable, and return the proxy in the enclosed postage-paid envelope as promptly as possible.  It is important to return this proxy properly signed in order to exercise your right to vote if you do not attend the meeting and vote in person.  A corporation must sign in its name by the President or other authorized officer.  All co-owners and each joint owner must sign.
Date:__________________________________

______________________________________
Signature(s)

Address if different from that on envelope:

______________________________________
Street Address

______________________________________
City, State and Zip Code

Please check if you intend to be present at the meeting _______